UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 14, 2017 (March 9, 2017)
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 9, 2017, at the Annual Meeting of Shareholders for fiscal year 2016 (the “Annual Meeting”), the shareholders of F5 Networks, Inc. (the “Company”) voted on the election of nine directors to hold office until the annual meeting of shareholders for fiscal year 2017 and until their successors are elected and qualified; to approve the F5 Networks, Inc. 2014 Incentive Plan as amended and restated (the “2014 Plan”) to increase the number of shares of common stock issuable under the 2014 Plan by an additional 1,100,000 shares, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for fiscal year 2017; an advisory vote regarding approval of the compensation of the Company’s named executive officers; and an advisory vote regarding the frequency of the advisory vote regarding approval of the compensation of our named executive officers.

A total of 55,819,720 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy at the Annual Meeting. The voting results were as follows:

Item 1: Election of nine directors:
Name of Director	For	Against	Abstain	Broker Non-Votes
A. Gary Ames	50,163,876	959,499	18,039	4,678,306
Sandra E. Bergeron	50,571,013	552,557	17,844	4,678,306
Deborah L. Bevier	50,477,904	645,716	17,794	4,678,306
Jonathan C. Chadwick	50,616,853	506,321	18,240	4,678,306
Michael L. Dreyer	50,642,997	480,392	18,025	4,678,306
Alan J. Higginson	49,970,228	1,153,041	18,145	4,678,306
Peter S. Klein	50,675,441	447,867	18,106	4,678,306
John McAdam	49,216,252	1,906,992	18,170	4,678,306
Stephen M. Smith	44,534,690	6,588,625	18,099	4,678,306

Item 2: To approve the F5 Networks, Inc. 2014 Incentive Plan as amended and restated (the “2014 Plan”) to increase the number of shares of common stock issuable under the 2014 Plan by an additional 1,100,000 shares:

For	Against	Abstain	Broker Non-Votes
42,299,891	8,768,057	73,466	4,678,306

Item 3: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017:
For	Against	Abstain
55,060,705	737,646	21,369

Item 4: Advisory vote on the approval of the compensation of the Company’s named executive officers:
For	Against	Abstain	Broker Non-Votes
45,202,591	5,723,584	215,239	4,678,306

Item 5: Advisory vote on the frequency of the advisory vote on the approval of the compensation of the Company’s named executive officers:
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
46,325,976	31,214	4,751,438	32,786	4,678,306

In light of the shareholder preference reflected in the voting results with respect to the frequency of the advisory vote on the approval of the compensation of the Company’s named executive officers, the Company has determined to continue to hold each year an advisory vote on the approval of the compensation of the Company’s named executive officers until at least the next advisory shareholder vote on the frequency of such vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: March 14, 2017	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel